UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2022

D-Wave Quantum Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41468	84-1068854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Beta Avenue
Burnaby, British Columbia
Canada	V5G 4M9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 630-1428

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	New York Stock Exchange
Warrants, each whole warrant exercisable for 1.4541326 shares of common stock at an exercise price of $11.50	QBTS.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of D-Wave Quantum, Inc., a Delaware corporation (“D-Wave Quantum”), filed on August 10, 2022, as amended (the “Original Report”), in which D-Wave Quantum reported, among other events, the completion of the Transaction (as defined in the Original Report).

This Amendment No. 1 is being filed in order to include (1) the condensed consolidated financial statements of D-Wave Systems Inc., a British Columbia company (“D-Wave Systems”), as of June 30, 2022 and December 31, 2021 and for the three and six months ended June 30, 2022 and 2021, (2) Management’s Discussion and Analysis of Financial Condition and Results of Operations of D-Wave Systems for the three and six months ended June 30, 2022 and 2021, (3) the D-Wave Quantum financial statements as of June 30, 2022 and for the six months ended June 30, 2022, (4) Management’s Discussion and Analysis of Financial Condition and Results of Operations of D-Wave Quantum for the six months ended June 30, 2022, (5) DPCM Capital, Inc., a Delaware corporation (“DPCM financial statements as of June 30, 2022 and December 31, 2021 and for the three and six months ended June 30, 2022 and 2021, (6) Management’s Discussion and Analysis of Financial Condition and Results of Operations of DPCM for the three and six months ended June 30, 2022 and 2021, and (7) the unaudited pro forma condensed combined financial information of D-Wave Quantum as of and for the six months ended June 30, 2022.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at D-Wave Quantum or its subsidiaries, including D-Wave Systems, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Included as Exhibit 99.1, 99.2, 99.3 and 99.4, 99.5, 99.6 respectively, and incorporated herein by reference are the (1) the condensed consolidated financial statements of D-Wave Systems as of June 30, 2022 and December 31, 2021 and for the three and six months ended June 30, 2022 and 2021, (2) Management’s Discussion and Analysis of Financial Condition and Results of Operations of D-Wave Systems for the three and six months ended June 30, 2022 and 2021, (3) the D-Wave Quantum financial statements as of June 30, 2022 and for the six months ended June 30, 2022, (4) Management’s Discussion and Analysis of Financial Condition and Results of Operations of D-Wave Quantum for the six months ended June 30, 2022, (5) the unaudited condensed consolidated financial statements of DPCM as of June 30, 2022 and for the three and six months ended June 30, 2022 and 2021, and (6) Management’s Discussion and Analysis of Financial Condition and Results of Operations of DPCM for the three and six months ended June 30, 2022 and 2021.

(b)	Pro forma financial information.

Certain pro forma financial information of D-Wave Quantum is attached hereto as Exhibit 99.7 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

99.1	Condensed consolidated financial statements of D-Wave Systems Inc. as of June 30, 2022 and December 31, 2021 and for the three and six months ended June 30, 2022 and 2021.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of D-Wave Systems Inc. for the three and six months ended June 30, 2022 and 2021.

99.3	D-Wave Quantum Inc. financial statements as of June 30, 2022 and for the six months ended June 30, 2022.

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of D-Wave Quantum Inc. for the three and six months ended June 30, 2022.

99.5	DPCM Capital, Inc. financial statements as of June 30, 2022 and December 31, 2021 and for the three and six months ended June 30, 2022 and 2021.

99.6	Management’s Discussion and Analysis of Financial Condition and Results of Operations of DPCM Capital, Inc. for the three and six months ended June 30, 2022 and 2021.

99.7	Unaudited Pro Forma Condensed Consolidated Combined Financial Statements of D-Wave Quantum Inc. as of and for the six months ended June 30, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

D-Wave Quantum Inc.

By:	/s/ Alan Baratz
Name:	Alan Baratz
Title:	President & Chief Executive Officer

Dated: August 29, 2022